------------------------
EQUITY/DOMESTIC
------------------------

Scudder S&P 500
Index Fund

Annual Report
December 31, 2000



The fund seeks to provide investment results that, before expenses, correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Stock Price Index.

Contents
--------------------------------------------------------------------------------

                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                      10   Portfolio Management Discussion

                      13   Glossary of Investment Terms

                     Scudder S&P 500 Index Fund

                      14   Financial Statements

                      17   Financial Highlights

                      19   Notes to Financial Statements

                      26   Report of Independent Accountants

                      27   Tax Information

                      28   Officers and Trustees

                     Equity 500 Index Portfolio

                      29   Statement of Net Assets

                      43   Financial Statements

                      46   Financial Highlights

                      47   Notes to Financial Statements

                      50   Report of Independent Accountants

                      51   Investment Products and Services

                      53   Account Management Resources

Scudder S&P 500 Index Fund

--------------------------------------------------------------------------------
Class AARP                 ticker symbol ASPIX                  fund number 201
Class S                    ticker symbol SCPIX                  fund number 301
--------------------------------------------------------------------------------

Date of            o    For its most recent fiscal year ended December 31,
Inception:              2000, Scudder S&P 500 Index Fund's Class S shares
8/29/97                 posted a -9.50% total return, in keeping with the
                        -9.09% return of the S&P 500 Index.

                   o    Over the period, U.S. stock markets struggled, weighed
Total Net               down in the first half of the year by fears of
Assets as               inflationary growth and higher energy prices and later
of 12/31/00--           on by concerns over profit growth and whether stock
                        prices truly reflected earnings potential in a slowing
Class AARP:             economic environment.
$652 million
                   o    We are hopeful that recent actions by the Federal
Class S:                Reserve to cut interest rates will boost stock prices
$368 million            over the coming months.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

We are pleased to present the annual report for Scudder S&P 500 Index Fund for its most recent fiscal year ended December 31, 2000.

Scudder S&P 500 Index Fund seeks to provide investment results that, before expenses, correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Stock Price Index. We believe that the fund offers investors a convenient means of participating in the stock market as measured by the S&P 500, while relieving them of the paperwork and time it takes to own all of these stocks directly. The fund's portfolio utilizes a "passive" or "indexing" investment approach, attempting to duplicate the overall performance of the S&P 500. In doing so, the fund attempts to allocate its portfolio in approximately the same weightings as the Index, beginning with the heaviest-weighted stocks that make up a larger portion of the Index's value. A two-stage sampling approach is used in managing the fund, which helps make it easier to buy and sell stocks when needed while minimizing transactions and holding costs.

Along with other stock market benchmarks, the fund experienced disappointing performance during 2000. For the 12-month period ended December 31, the fund's Class S shares posted a -9.50% total return, reflecting investors' fears of accelerated economic growth (possibly leading to higher inflation), higher energy prices and interest rates. Later in the year, investors were concerned about profit growth and whether stock prices are truly reflective of earnings potential in a slowing economic environment. The most disappointing stock market sectors for 2000 should come as no surprise: technology, communications, and the Internet. In addition, as outlined in the Portfolio Management Discussion that begins on page 10, the market was buffeted by significant global developments, including growing evidence of a U.S. and global economic slowdown, rising oil prices, and a strong U.S. dollar that hampered U.S. exports. We are hopeful that recent actions by the Federal Reserve to lower interest rates will prevent the U.S. economy from slipping into a recession and give a boost to the stock markets.

If you have any questions regarding Scudder S&P 500 Index Fund or any other Scudder fund, please call Investor Relations at 1-800-SCUDDER. Or visit Scudder's Web site at www.scudder.com.

Sincerely,

/s/Lin Coughlin

Linda C. Coughlin
President
Scudder S&P 500 Index Fund

Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                       Scudder S&P 500
                       Index Fund --
                       Class S                  S&P 500 Index*

                 8/97**   10000                      10000
                12/97     10834                      10851
                 6/98     12715                      12773
                12/98     13899                      13953
                 6/99     15563                      15680
                12/99     16730                      16889
                 6/00     16614                      16820
                12/00     15142                      15355


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                     Total Return
                               Growth of                             Average
Period ended 12/31/2000         $10,000        Cumulative             Annual
-------------------------------------------------------------------------------
Scudder S&P 500 Index Fund -- Class S
-------------------------------------------------------------------------------
1 year                         $   9,050          -9.50%               -9.50%
-------------------------------------------------------------------------------
Life of Fund**                 $  15,142          51.42%               13.25%
-------------------------------------------------------------------------------
S&P 500 Index*
-------------------------------------------------------------------------------
1 year                         $   9,091          -9.09%               -9.09%
-------------------------------------------------------------------------------
Life of Fund**                 $  15,355          53.55%               13.71%
-------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                 Yearly periods ended December 31
                                  1997**  1998   1999   2000
--------------------------------------------------------------------------------
Fund Total
Return (%)                         8.34   28.29  20.37  -9.50
--------------------------------------------------------------------------------
Index Total
Return (%)                         8.51   28.58  21.04  -9.09
--------------------------------------------------------------------------------
Net Asset
Value ($)                         12.94   16.44  19.60  17.60
--------------------------------------------------------------------------------
Income
Dividends
($)                                 .06     .15    .17    .15
--------------------------------------------------------------------------------
Capital
Gains
Distributions
($)                                  --      --     --     --
--------------------------------------------------------------------------------

* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on August 29, 1997. Index comparisons begin
   August 31, 1997.

   On September 11, 2000, existing shares of the Fund were redesignated as Class S shares. In addition, the Fund commenced offering Class AARP shares. The total return information provided is for the Fund's Class S shares.

   Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Advisor had not maintained the Fund's expenses, the total returns would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                               December 31, 2000
Equity 500 Index Portfolio

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Common Stocks               98%                                The portfolio is
Cash Equivalents             2%                               essentially fully
------------------------------------                    invested in stocks that
                           100%                                         make up
------------------------------------                         the S&P 500 Index.





--------------------------------------------------------------------------------
Sector Diversification
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Technology                  22%                        Technology remained the
Financial                   17%                       largest weighting within
Health Care                 14%                              the S&P 500 Index
Consumer Staples            11%                         during the fund's most
Capital Goods                9%                            recent fiscal year.
Consumer Cyclicals           8%
Energy                       6%
Communication Services       5%
Utilities                    4%
Other                        4%
------------------------------------
                           100%
------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(22% of Portfolio)                                       The fund's top
                                                         holdings -- all
  1.     General Electric Co.                            well-known
         Producer of electrical equipment                names -- reflect the
                                                         mainly
  2.     Exxon Mobil Corp.                               large-capitalization
         Exploration and production of petroleum         composition of the
                                                         S&P 500 Index.
  3.     Pfizer, Inc.
         International pharmaceutical company

  4.     Cisco Systems, Inc.
         Supplier of data networking products

  5.     Citigroup
         Diversified financial services holding company

  6.     Wal-Mart Stores, Inc.
         Operator of discount stores

  7.     Microsoft Corp.
         Developer and manufacturer of software

  8.     American International Group, Inc.
         Provider of financial services

  9.     Merck & Co., Inc.
         Manufacturer of drugs

 10.     Intel Corp.
         Manufacturer and distributor of microprocessors










For more complete details about the Fund's investment portfolio, see page 29. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                              December 31, 2000
Dear Shareholders,

                     Scudder S&P 500 Index Fund seeks to match the performance, before expenses, of common stocks publicly traded in the U.S., as represented by the S&P 500 Index. For its most recent fiscal year ended December 31, 2000, Scudder S&P 500 Index Fund's Class S shares provided a -9.50% total return, closely tracking the -9.09% return of the S&P 500 Index over the same period.

                     Market Review

                     The S&P 500 Index experienced its biggest annual decline since 1977 for the twelve months ended December 31, 2000. The level of stock market volatility was high throughout the year. Weakness in stock prices centered on the leaders over the past decade, including technology, communications, and the Internet. The stock market's decline largely reflected fears of inflationary growth, higher energy prices, and interest rates. Later in the year, investors were concerned about profit growth and whether stock prices realistically reflected earnings expectations in a slowing economic environment. At the same time, the U.S. stock market shifted its focus from a small band of technology and communications companies toward opportunities in the broader market, which we see as a positive sign going forward.

                     Over the year, investors bought defensive stocks such as utilities and financials and sold cyclical stocks such as automobiles and housing. Large-capitalization value stocks (inexpensively priced) outperformed growth stocks (high-priced but with growing earnings) by an impressive 16% for the annual period. Stocks of small- to mid-sized companies had better returns than stocks of larger companies in 2000. Both of these events reversed the trend of the last few years.

                     During the first half of the year, only four sectors -- energy, health care, technology, and utilities -- bettered the S&P 500 Index's semiannual return. In the first quarter, the S&P 500 Index gained 2.29%. The Index posted a 2.66% decline for the second quarter of 2000, as virtually all major U.S. stock indices were dragged down by weakness in the Nasdaq Composite, a closely watched market indicator that is heavily weighted in technology stocks. Health care was the best performing S&P sector for the quarter.

                     The second half of 2000 was another volatile period, with the S&P 500 Index recording a total return of -8.72%. U.S. stock markets were buffeted by significant global developments that muted initial market enthusiasm that the U.S. interest rates may have peaked. These included growing evidence of a U.S. and global economic slowdown, rising oil prices, and a significantly weaker euro that began to hamper U.S. exports to Europe. These events confirmed market worries of an earnings slowdown, as a number of blue chip companies posted earnings warnings, creating more concern for investors. Also weighing heavily on the stock market was uncertainty surrounding the results of the U.S. presidential election.

                     Exemplifying the defensive nature of the market, the best performing sectors early in the second half were utilities, financials, capital goods, and energy. The best performing sectors in the last months of the year were basic materials, transportation, and health care. The technology sector continued to be the hardest hit throughout, followed by communications services.

                     On a positive note, while the Federal Reserve Board disappointed the market in December by leaving interest rates unchanged, its indication that it was more concerned with economic weakness than inflation led the market to a small gain for the month. During the fourth quarter, there was tremendous activity, involving 24 additions and deletions to the S&P 500 Index. These changes propelled the turnover count to 58 additions and deletions to the Index for the year, setting a new record for the S&P 500 Index.

                     Manager Outlook

                     The major U.S. stock markets face a tug of war between the near-term prospect of continued weakness in economic activity and profits and the prospect of a rebound later this year and in 2002 as monetary easing kicks in. The rapidly deteriorating economic backdrop at the end of 2000, coupled with weakening financial market signals, prompted the Federal Reserve Board's aggressive 0.50% inter-meeting interest rate cuts on January 3 and again on January 31. U.S. stocks could be in for better times if we are correct in believing the economic growth this year will decline to 1-2% and the Federal Reserve Board cuts another 1% in interest rates by mid-year. Historically, stock markets have often tended to regain traction within six months of the beginning of Fed "easing cycles." We believe that economic activity will pick up late this year under the combined effects of lower interest rates, declining energy prices, and improved financial market conditions. If the economy enters into actual recession, however, investors would likely have to lower their near-term sights and push the date of eventual revival forward.

                     It is important to reiterate that as an Index fund, which seeks to replicate as closely as possible (before deduction of expenses) the broad diversification and returns of the S&P 500 Index, we neither evaluate short-term fluctuations in the fund's performance nor manage according to a given outlook for the stock markets or the economy in general. Still, we will continue monitoring economic conditions and how they affect the financial markets, as we seek to closely track the performance of the stock market.

                     Sincerely,

                     /s/Patrick Cannon

                     Patrick Cannon

                     Portfolio Manager

Glossary of Investment Terms
--------------------------------------------------------------------------------

        Index Fund  A mutual fund that seeks to replicate the performance of a securities market index. These funds are usually passively managed, employing popular benchmarks such as the S&P 500, Russell 2000 (small-caps), or Lehman Aggregate Bond Index. Because an index fund essentially "buys the market," its performance tends to closely track both increases and decreases in the respective index.

            Market The value of a company's outstanding shares of common stock, Capitalization determined by multiplying the number of shares outstanding by the share price (shares x price = market capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations. "Large-cap" stocks tend to be more liquid and less volatile, while "small-cap" stocks have greater potential earnings growth and are typically more volatile.

Passive Management  An investment approach that typically selects investments based on non-fundamental criteria, often by seeking to mirror the performance of a securities market index. This is in contrast to active management in which an investment manager attempts to select the most promising investments by analyzing company financial statements, market conditions, and industry trends.

 Standard & Poor's A broad-based measurement of changes in stock market Composite Index of conditions based on the average performance of 500 widely
        500 Stocks  held common stocks. The index is comprised of 400 industrial
         (S&P 500)  company stocks, 20 transportation company stocks, 40 financial company stocks, and 40 public utility stocks. The stocks which comprise the S&P 500 represent some of the largest companies in terms of market capitalization.

 Standard & Poor's  A subsidiary of McGraw-Hill, Inc. that provides a broad
       Corporation  range of investment services, including rating commercial paper, compiling the Standard & Poor's Composite Index of 500 Stocks, the Standard & Poor's 400 Industrial Index, and the Standard & Poor's 100 Index, among other indices. The company also provides a wide variety of statistical materials, investment advisory reports, and other financial information.

(Source: Zurich Scudder Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Financial Statements
--------------------------------------------------------------------------------

Scudder S&P 500 Index Fund

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 2000
--------------------------------------------------------------------------------

Assets
------------------------------------------------------------------------------------------
Investments in Equity 500 Index Portfolio, at value ....................   $ 1,024,198,029
Receivable for Fund shares sold ........................................           922,372
Deferred organization expenses .........................................            11,310
Other assets ...........................................................               700
                                                                           ---------------
Total assets ...........................................................     1,025,132,411

Liabilities
------------------------------------------------------------------------------------------
Payable for Fund shares redeemed .......................................         4,071,134
Other accrued expenses and payables ....................................         1,286,548
                                                                           ---------------
Total liabilities ......................................................         5,357,682
Net assets, at value ...................................................   $ 1,019,774,729

Net Assets
------------------------------------------------------------------------------------------
Net assets consist of:
Net unrealized appreciation (depreciation) on investments and
   futures transactions ................................................        (9,221,950)
Accumulated net realized gain (loss) from investments and futures
   transactions ........................................................       (23,744,135)
Paid-in capital ........................................................     1,052,740,814
Net assets, at value ...................................................   $ 1,019,774,729

Net Asset Value
------------------------------------------------------------------------------------------
Class AARP
Net Asset Value, offering and redemption price per share ($651,508,355 /
   37,014,427 outstanding shares of beneficial interest, $.01 par value,
   unlimited number of shares authorized) ..............................   $         17.60
Class S
Net Asset Value, offering and redemption price per share ($368,266,374 /
   20,930,169 outstanding shares of beneficial interest, $.01 par value,
   unlimited number of shares authorized) ..............................   $         17.60


    The accompanying notes are an integral part of the financial statements.

Scudder S&P 500 Index Fund

--------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 2000
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Income allocated from Equity 500 Index Portfolio, net (includes
   $355,640 of expenses from portfolio) ........................   $   6,533,273
                                                                 ---------------
Expenses:
Administrative services fee ....................................         551,751
Administrative fee .............................................         735,169
Services to shareholders .......................................         689,891
Custodian and accounting fees ..................................          14,373
Auditing .......................................................          14,886
Legal ..........................................................          52,755
Trustees' fees and expenses ....................................          59,269
Reports to shareholders ........................................          48,843
Amortization of organization expenses ..........................           3,888
Other ..........................................................          16,528
                                                                 ---------------
Total expenses, before expense reductions ......................       2,187,353
Expense reductions .............................................        (369,054)
                                                                 ---------------
Total expenses, after expense reductions .......................       1,818,299
--------------------------------------------------------------------------------
Net investment income (loss)                                           4,714,974
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................      66,605,210
Futures ........................................................      (2,961,162)
                                                                 ---------------
                                                                      63,644,048
                                                                 ---------------
Net unrealized appreciation (depreciation) during the period on:
Investments and futures transactions ...........................    (196,822,651)
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                          (133,178,603)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $(128,463,629)
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

Scudder S&P 500 Index Fund

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets                         Years Ended December 31,
                                                           2000             1999
-------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ......................   $     4,714,974    $     2,625,969
Net realized gain (loss) on investment transactions        63,644,048           (680,969)
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......      (196,822,651)        45,696,637
                                                     ---------------- ------------------
Net increase (decrease) in net assets resulting ...      (128,463,629)        47,641,637
   from operations
                                                     ---------------- ------------------
Distributions to shareholders from:
Net investment income:
  Class AARP ......................................        (2,565,569)                --
                                                     ---------------- ------------------
  Class S .........................................        (2,638,783)        (2,581,948)
                                                     ---------------- ------------------
Fund share transactions:
Proceeds from shares sold .........................       246,547,127        274,881,345
Net assets acquired in tax-free reorganization ....       848,684,436                 --
Reinvestment of distributions .....................         5,012,322          2,515,698
Cost of shares redeemed ...........................      (275,169,271)      (122,369,588)
                                                     ---------------- ------------------
Net increase (decrease) in net assets from Fund
   share transactions .............................       825,074,614        155,027,455
                                                     ---------------- ------------------
Increase (decrease) in net assets .................       691,406,633        200,087,144
Net assets at beginning of period .................       328,368,096        128,280,952
Net assets at end of period (including
   undistributed net investment income of $66,118
   at December 31, 1999) ..........................   $ 1,019,774,729    $   328,368,096


    The accompanying notes are an integral part of the financial statements.

Financial Highlights

Scudder S&P 500 Index Fund

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Class AARP

------------------------------------------------------------------------------------
                                                                           2000(a)
------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $19.95
                                                                          ----------
------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------
  Net investment income (loss) (b)                                           .05
------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (2.33)
                                                                          ----------
------------------------------------------------------------------------------------
  Total from investment operations                                         (2.28)
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net investment income                                                     (.07)
------------------------------------------------------------------------------------
Net asset value, end of period                                            $17.60
                                                                          ----------
------------------------------------------------------------------------------------
Total Return (%)                                                          (11.47)**
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       652
------------------------------------------------------------------------------------
Ratio of expenses (%) (c)                                                    .39(d)*
------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .86*
------------------------------------------------------------------------------------

(a) For the period September 11, 2000 (commencement of sales of Class AARP shares) to December 31, 2000.

(b)      Based on monthly average shares outstanding during the period.

(c)      Includes expenses of the Equity 500 Index Portfolio.

(d) The ratio of operating expenses includes a one-time reduction in reorganization expenses. The ratio without this reduction is .40% (see Notes to the Financial Statements)

*        Annualized

**       Not annualized

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class S (a)

------------------------------------------------------------------------------------
Years Ended December 31,                           2000     1999     1998   1997(c)
------------------------------------------------------------------------------------
Net asset value, beginning of period            $19.60    $16.44   $12.94  $12.00
                                                ------------------------------------
------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------
  Net investment income (loss) (b)                 .16       .19      .17     .05
------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                       (2.01)      3.14     3.48     .95
                                                ------------------------------------
------------------------------------------------------------------------------------
  Total from investment operations              (1.85)      3.33     3.65    1.00
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net investment income                          (.15)     (.17)    (.15)   (.06)
------------------------------------------------------------------------------------
Net asset value, end of period                  $17.60    $19.60   $16.44  $12.94
                                                ------------------------------------
------------------------------------------------------------------------------------
Total Return (%) (d)                            (9.50)     20.37    28.29  8.34**
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)             368       328      128      17
------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)
(e)                                             .51(f)       .58     1.01   4.42*
------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)
(e)                                             .40(f)       .40      .40    .40*
------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)          .84      1.05     1.18   1.35*
------------------------------------------------------------------------------------

(a) On September 11, 2000 existing shares of the Fund were redesignated as Class S.

(b)      Based on monthly average shares outstanding during the period.

(c) For the period August 29, 1997 (commencement of operations) to December 31, 1997.

(d) Total return would have been lower had certain expenses not been reduced.

(e)      Includes expenses of the Equity 500 Index Portfolio.

(f) The ratios of operating expenses excluding costs incurred with the reorganization before and after expense reductions were .52% and .40%, respectively (see Notes to Financial Statements).

*        Annualized

**       Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------

Scudder S&P 500 Index Fund

A. Significant Accounting Policies

Scudder S&P 500 Index Fund (the "Fund") is a diversified series of Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Equity 500 Index Portfolio (the "Portfolio"), an open-end management investment company advised by Bankers Trust Company ("Bankers Trust"), an indirect wholly owned subsidiary of Deutsche Bank AG, which has the same investment objective as the Fund. At December 31, 2000, the Fund's investment in the Portfolio represented approximately 14.4% of the Portfolio's total assets.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements. The financial statements of the Portfolio, including the Schedule of Investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

Security Valuation. The Fund records its investments in the Portfolio at value, which reflects its proportionate interest in the net assets of the Portfolio. Valuation of the securities held by the Portfolio is discussed in the notes to the Portfolio's financial statements included elsewhere in the report.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2000, the Fund had a net tax basis capital loss carryforward of approximately $3,553,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2006 ($3,502,000) and December 31, 2007 ($51,000), the respective expiration dates, whichever occurs first. In addition, from November 1, 2000 through December 31, 2000, the Fund incurred approximately $20,365,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2001.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to partnership tax allocations. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. The Fund records daily its pro rata share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

B. Related Parties

As described in Note D, Zurich Scudder Investments, Inc., (formerly Scudder Kemper Investments, Inc.), has initiated a restructuring program for most of its Scudder no-load open-end funds. As part of this reorganization, the Fund entered into an Administrative Agreement. This agreement was effective September 11, 2000. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Agreement") with Zurich Scudder Investments, Inc., ("Scudder" or the "Manager"), the Manager monitors the Fund's investments in the Portfolio. Scudder currently receives no fee for providing these monitoring services. In the event the Board of Trustees determines it is in the best interest of the Fund's shareholders to withdraw its investment in the Portfolio, Scudder would become responsible for directly managing the assets of the Fund. In such event, the Fund would pay the Manager an annual fee of 0.15% of the Fund's average daily net assets, accrued daily and paid monthly.

Administrative Services Agreement. The Fund also has an Administrative Services Agreement with the Manager, under which the Manager provides shareholder and administrative services to the Fund. Scudder receives a fee (the "Administrative Services Fee") of 0.10% of the Fund's average daily net assets, accrued daily and paid monthly. For the period January 1, 2000 to December 31, 2000, under the terms of a Third Party Feeder Agreement between the Fund, the Manager and Bankers Trust, Bankers Trust waived the expenses of the Portfolio to the extent necessary to limit the expenses of the Portfolio to 0.05% of its annual average net assets. For the period January 1, 2000 to September 10, 2000, the Manager had contractually agreed to maintain expenses of the Fund to the extent necessary to limit the expenses of the Fund to 0.40% of its annual average daily net assets (including the Fund's pro rata share of the expenses of the Portfolio). Accordingly, for the year ended December 31, 2000 the Manager did not impose a portion of its administrative services fee aggregating $219,568 and the amount imposed aggregated $332,183, of which $88,275 is unpaid at December 31, 2000. This amount imposed was equivalent to an annual effective rate of 0.06% of the average annual net assets.

Administrative Fee. Effective September 11, 2000, the Fund, as approved by the Fund's Board of Trustees, adopted an Administrative Agreement (the "Administrative Agreement") with Scudder. Under the Administrative Agreement the Manager provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by Scudder under its Administrative Services Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.25% of average daily net assets, computed and accrued daily and payable monthly. As of the effective date of the Administrative Agreement, each service provider will continue to provide the services that it currently provides to the Fund (i.e., fund accounting, shareholder services, custody, audit and legal), under the current arrangements, except that Scudder will pay these entities for the provision of their services to the Fund and will pay most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund will not be borne by Scudder under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the period September 11,

2000 through December 31, 2000, the Administrative Agreement expense charged to the Fund amounted to $830,458, of which $220,688 is unpaid at December 31, 2000. In addition, a one-time reduction of certain costs incurred in connection with the reorganization amounting to $95,289 on Class AARP is included in the administrative fee on the Statement of Operations.

Service Fees. Scudder Service Corporation ("SSC"), a subsidiary of the Manager, is the transfer, dividend-paying and shareholder service agent for the Fund. Prior to September 11, 2000, SSC did not impose a portion of its fee, which amounted to $115,707. The amount imposed aggregated $475,349, of which $205,479 is unpaid at December 31, 2000.

Scudder Trust Company ("STC"), a subsidiary of the Manager, provides recordkeeping and other services in connection with certain retirement and employee benefits plans invested in the Fund. Prior to September 11, 2000, STC did not impose a portion of its fee, which amounted to $19,026. The amount imposed aggregated $78,163, of which $36,190 is unpaid at December 31, 2000.

Effective September 11, 2000, the above fees will be paid by the Manager in accordance with the Administrative Agreement.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Manager an annual retainer. For the year ended December 31, 2000, Trustees' fees aggregated $29,763. In addition, a one-time fee of $29,506 was accrued for payment to those Trustees not affiliated with the Manager who did not stand for re-election, under the reorganization discussed in Note D. Inasmuch as the Manager will also benefit from administrative efficiencies of a consolidated Board, the Manager has agreed to bear $14,753 of such costs.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from Scudder, but does not recommend specific mutual funds. Effective September 11, 2000, the Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

C. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

D. Reorganization

In early 2000, Scudder initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposed to streamline the management and operations of most of the no-load open-end funds Scudder advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Scudder and certain of the affected funds.

E. Share Transactions

The following tables summarize share and dollar activity in the Fund:

                               Year Ended                          Year Ended
                            December 31, 2000                  December 31, 1999
                   ------------------------------------------------------------------
                       Shares           Dollars          Shares           Dollars
Shares sold
-------------------------------------------------------------------------------------
Class AARP* ....        1,142,703   $   21,171,189               --   $           --
Class S** ......       12,038,531      225,375,938       15,703,484      274,881,345
                                    $  246,547,127                    $  274,881,345

Shares issued in tax-free reorganization
-------------------------------------------------------------------------------------
Class AARP* ....       42,541,033   $  848,684,436               --   $           --

Shares issued to shareholders in reinvestment of distributions
-------------------------------------------------------------------------------------
Class AARP* ....          132,838   $    2,436,498               --   $           --
Class S** ......          135,535        2,575,824          140,202        2,515,698
                                    $    5,012,322                    $    2,515,698
Shares redeemed
-------------------------------------------------------------------------------------
Class AARP* ....      (6,802,147)   $(123,436,466)               --   $           --
Class S** ......      (7,995,263)    (151,732,805)      (6,896,439)    (122,369,588)
                                    $(275,169,271)                    $(122,369,588)
Net increase (decrease)
-------------------------------------------------------------------------------------
Class AARP* ....       37,014,427   $  748,855,657               --   $           --
Class S** ......        4,178,803       76,218,957        8,947,247      155,027,455
                                    $  825,074,614                    $  155,027,455

* For the period from September 11, 2000 (commencement of sales of Class AARP) to December 31, 2000.

** On September 11, 2000, existing shares of the Fund were redesignated as Class
   S.

F. Acquisition of Assets

On September 8, 2000, the Fund acquired all of the net assets of AARP U.S. Stock Index Fund pursuant to the plan of reorganization approved by shareholders on July 13, 2000. On that date, the Fund then transferred the securities to Equity 500 Index Portfolio in exchange for a pro-rata interest in Equity 500 Index portfolio. The acquisition was accomplished by a tax-free exchange of 42,541,033 Class AARP shares of the Fund for 30,567,031 shares of AARP U.S. Stock Index Fund outstanding on September 8, 2000. AARP U.S. Stock Index Fund's net assets at that date ($848,684,436), including $127,083,127 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $333,418,934. The combined net assets of the Fund immediately following the acquisition were $1,182,103,370.

Report of Independent Accountants
--------------------------------------------------------------------------------

                     To the Trustees of Investment Trust and the Shareholders of Scudder S&P 500 Index Fund:

                     In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder S&P 500 Index (the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

                     PricewaterhouseCoopers LLP
                     Baltimore, Maryland
                     February 2, 2001

Tax Information                                                      (Unaudited)
--------------------------------------------------------------------------------

                     For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended December 31, 2000 qualified for the dividends received deduction.

                     Please consult a tax advisor if you have any questions about federal and state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Officers and Trustees
--------------------------------------------------------------------------------

 Linda C. Coughlin*                      James M. Eysenbach*
   o  President and Trustee                o  Vice President

 Henry P. Becton, Jr.                    William F. Gadsden*
   o  Trustee; President, WGBH             o  Vice President
      Educational Foundation
                                         William F. Glavin*
 Dawn-Marie Driscoll                       o  Vice President
   o  Trustee; President, Driscoll
      Associates; Executive Fellow,      Valerie F. Malter*
      Center for Business Ethics,          o  Vice President
      Bentley College
                                         James E. Masur*
 Edgar R. Fiedler                          o  Vice President
   o  Trustee; Senior Fellow and
      Economic Counsellor, The           Kathleen T. Millard*
      Conference Board, Inc.               o  Vice President

 Keith R. Fox                            Howard S. Schneider*
   o  Trustee; General Partner,            o  Vice President
      The Exeter Group of Funds
                                         John Millette*
 Joan E. Spero                             o  Vice President and Secretary
   o  Trustee; President, The Doris
      Duke Charitable Foundation         Kathryn L. Quirk*
                                           o  Vice President and
 Jean Gleason Stromberg                       Assistant Secretary
   o  Trustee; Consultant
                                         John R. Hebble*
 Jean C. Tempel                            o  Treasurer
   o  Trustee; Managing Director,
      First Light Capital, LLC           Brenda Lyons*
                                           o  Assistant Treasurer
 Steven Zaleznick
   o  Trustee; President and             Caroline Pearson*
      Chief Executive Officer,             o  Assistant Secretary
      AARP Services, Inc.
                                         *Zurich Scudder Investments, Inc.
 Thomas V. Bruns*
   o  Vice President

Statement of Net Assets                                 as of December 31, 2000
--------------------------------------------------------------------------------

                                         Shares       Value ($)
--------------------------------------------------------------------------------

Equity 500 Index Portfolio

--------------------------------------------------------------------------------
Common Stocks 97.4%
--------------------------------------------------------------------------------

Abbott Laboratories ..............       908,406    44,000,916
Adaptec, Inc.* ...................        58,459       599,205
ADC Telecommunications, Inc.* ....       455,206     8,250,609
Adobe Systems, Inc. ..............       141,127     8,211,827
Adolph Coors Co. "B" .............        19,960     1,603,037
Advanced Micro Devices, Inc.* ....       184,053     2,542,232
AES Corp.* .......................       270,021    14,952,413
Aetna, Inc. New* .................        81,560     3,349,057
AFLAC, Inc. ......................       155,762    11,244,069
Agilent Technologies* ............       266,614    14,597,116
Air Products and Chemicals, Inc. .       134,701     5,522,741
Alberto-Culver Co. "B" ...........        32,831     1,405,577
Albertson's, Inc. ................       247,805     6,566,832
Alcan Aluminium Ltd. .............       189,831     6,489,847
Alcoa, Inc. ......................       507,946    17,016,191
Allegheny Energy, Inc. ...........        65,526     3,157,534
Allegheny Technologies ...........        47,163       748,713
Allergan, Inc. ...................        77,832     7,535,110
Allied Waste Industries, Inc.* ...       115,574     1,683,046
Allstate Corp. ...................       430,419    18,750,128
Alltel Corp. .....................       183,619    11,464,711
Altera Corp.* ....................       232,746     6,124,129
ALZA Corp.* ......................       138,125     5,870,312
Ambac Financial Group ............        62,519     3,645,639
Amerada Hess Corp. ...............        52,906     3,865,445
Ameren Corp. .....................        81,418     3,770,671
America Online, Inc.* ............     1,371,794    47,738,431
American Electric Power Co. ......       189,889     8,829,838
American Express Co. .............       782,299    42,977,551
American General Corp. ...........       147,656    12,033,964
American Greetings Corp. "A" .....        37,382       352,793
American Home Products Corp. .....       770,520    48,966,546
American International Group, Inc.     1,367,297   134,764,211
American Power Conversion Corp.* .       114,329     1,414,821
Amgen, Inc.* .....................       607,466    38,839,857
AMR Corp.* .......................        89,012     3,488,158



    The accompanying notes are an integral part of the financial statements.

                                             Shares       Value ($)
--------------------------------------------------------------------------------

Amsouth Bancorp ........................      222,508    3,393,247
Anadarko Petroleum Corp. ...............      144,961   10,303,828
Analog Devices, Inc.* ..................      210,037   10,751,269
Andrew Corp.* ..........................       48,883    1,063,205
Anheuser Busch Cos., Inc. ..............      581,330   26,450,515
AON Corp. ..............................      151,775    5,198,294
Apache Corp. ...........................       72,663    5,090,951
Apple Computer, Inc.* ..................      191,134    2,843,118
Applera Corp.-- Applied Biosystems Group      124,116   11,674,661
Applied Materials, Inc.* ...............      476,342   18,190,310
Applied Micro Circuits Corp.* ..........      175,100   13,140,707
Archer/Daniels/Midland Co. .............      371,826    5,577,390
Ashland, Inc. ..........................       41,037    1,472,818
AT&T Corp. .............................    2,210,866   38,275,618
Autodesk, Inc. .........................       33,841      911,592
Automatic Data Processing, Inc. ........      370,593   23,463,169
Autozone, Inc.* ........................       74,822    2,132,427
Avaya, Inc.* ...........................      163,838    1,689,579
Avery Dennison Corp. ...................       64,801    3,555,955
Avon Products, Inc. ....................      139,814    6,693,595
Baker Hughes, Inc. .....................      196,659    8,173,640
Ball Corp. .............................       15,695      722,951
Bank of America Corp. ..................      956,388   43,874,299
Bank of New York Co., Inc. .............      435,432   24,030,403
Bank One Corp. .........................      680,184   24,911,739
Barrick Gold Corp. .....................      232,452    3,807,564
Bausch & Lomb, Inc. ....................       31,490    1,273,377
Baxter International, Inc. .............      172,838   15,263,756
BB&T Corp. .............................      233,744    8,721,573
Bear Stearns Cos., Inc. ................       62,632    3,174,659
Becton Dickinson & Co. .................      148,887    5,155,212
Bed, Bath & Beyond, Inc.* ..............      166,221    3,719,195
BellSouth Corp. ........................    1,099,832   45,024,372
Bemis Co., Inc. ........................       29,908    1,003,787
Best Buy, Inc.* ........................      121,926    3,604,437
Biogen, Inc.* ..........................       87,827    5,275,109
Biomet, Inc. ...........................      104,872    4,162,107
Black & Decker Corp. ...................       49,537    1,944,327
BMC Software, Inc.* ....................      144,247    2,019,458
Boeing Co. .............................      523,034   34,520,244


    The accompanying notes are an integral part of the financial statements.

                                         Shares       Value ($)
--------------------------------------------------------------------------------

Boise Cascade Corp. ...............        32,650     1,097,856
Boston Scientific Corp.* ..........       238,557     3,265,249
Briggs & Stratton Corp. ...........        14,516       644,147
Bristol-Myers Squibb Co. ..........     1,149,054    84,958,180
Broadcom Corp. "A"* ...............       138,100    11,669,450
BroadVision, Inc.* ................       158,056     1,867,036
Brown-Forman Corp. "B" ............        29,371     1,953,171
Brunswick Corp. ...................        52,177       857,659
Burlington Northern Santa Fe Corp.        232,509     6,582,911
Burlington Resources, Inc. ........       127,718     6,449,759
C.R. Bard, Inc. ...................        30,045     1,398,970
Cabletron Systems, Inc.* ..........       108,475     1,633,905
Calpine Corp.* ....................       162,413     7,318,736
Campbell Soup Co. .................       247,305     8,562,936
Capital One Financial Corp. .......       116,790     7,686,242
Cardinal Health, Inc. .............       164,524    16,390,703
Carnival Corp. "A" ................       347,200    10,698,100
Caterpillar, Inc. .................       204,487     9,674,791
Cendant Corp.* ....................       431,246     4,150,743
Centex Corp. ......................        34,011     1,277,538
Centurytel, Inc. ..................        82,097     2,934,968
Ceridian Corp.* ...................        85,547     1,705,593
Charles Schwab Corp. ..............       812,538    23,055,766
Charter One Financial, Inc. .......       123,153     3,556,043
Chevron Corp. .....................       377,614    31,884,782
Chiron Corp.* .....................       106,491     4,738,849
Chubb Corp. .......................       103,109     8,918,928
CIGNA Corp. .......................        90,179    11,930,682
Cincinnati Financial Corp. ........        95,548     3,780,118
Cinergy Corp. .....................        94,377     3,314,992
Circuit City Stores, Inc. .........       120,711     1,388,176
Cisco Systems, Inc.* ..............     4,226,484   161,663,013
CIT Group, Inc. "A" ...............       157,403     3,167,735
Citigroup .........................     2,952,556   150,764,891
Citrix Systems, Inc.* .............       108,845     2,449,012
Clear Channel Communications, Inc.*       343,365    16,631,742
Clorox Co. ........................       138,471     4,915,720
CMS Energy ........................        71,885     2,277,856
Coastal Corp. .....................       126,420    11,164,466
Coca-Cola Co. .....................     1,456,231    88,739,077

    The accompanying notes are an integral part of the financial statements.

                                            Shares       Value ($)
--------------------------------------------------------------------------------

Coca-Cola Enterprises, Inc. ...........      245,365    4,661,935
Colgate-Palmolive Co. .................      336,061   21,692,738
Comcast Corp.-- Special "A"* ..........      530,127   22,132,802
Comerica, Inc. ........................       92,573    5,496,522
Compaq Computer Corp. .................      998,568   15,028,448
Computer Associates International, Inc.      340,971    6,648,934
Computer Sciences Corp.* ..............       98,860    5,943,957
Compuware Corp.* ......................      214,642    1,341,512
Comverse Technology* ..................       96,971   10,533,475
ConAgra, Inc. .........................      313,250    8,144,500
Conexant Systems* .....................      133,766    2,056,652
Conoco, Inc. "B" ......................      365,914   10,588,636
Conseco, Inc. .........................      191,020    2,519,076
Consolidated Edison, Inc. .............      125,580    4,834,830
Consolidated Stores Corp.* ............       65,442      695,321
Constellation Energy Group, Inc. ......       88,842    4,003,443
Convergys Corp.* ......................       90,562    4,103,591
Cooper Industries, Inc. ...............       54,840    2,519,212
Cooper Tire & Rubber Co. ..............       41,614      442,149
Corning, Inc. .........................      540,697   28,555,560
Costco Wholesale Corp.* ...............      263,149   10,509,513
Countrywide Credit Industries, Inc. ...       65,291    3,280,873
Crane Co. .............................       35,776    1,017,380
CSX Corp. .............................      128,192    3,324,980
Cummins Engine Co., Inc. ..............       24,361      924,195
CVS Corp. .............................      230,121   13,792,877
Dana Corp. ............................       89,800    1,375,062
Danaher Corp. .........................       83,864    5,734,201
Darden Restaurants, Inc. ..............       72,341    1,654,800
Deere & Co. ...........................      145,762    6,677,722
Dell Computer Corp.* ..................    1,519,410   26,494,712
Delphi Automotive Systems .............      333,860    3,755,925
Delta Air Lines, Inc. .................       72,735    3,650,388
Deluxe Corp. ..........................       42,610    1,076,755
Devon Energy Corp. ....................       75,939    4,630,001
Dillard Department Stores, Inc. "A" ...       55,537      656,031
Dollar General Corp. ..................      193,432    3,651,029
Dominion Resources, Inc. ..............      141,015    9,448,005
Dover Corp. ...........................      120,167    4,874,274
Dow Chemical Co. ......................      398,387   14,590,924

    The accompanying notes are an integral part of the financial statements.

                                                Shares       Value ($)
--------------------------------------------------------------------------------

Dow Jones & Co., Inc. ...................        51,399     2,910,468
DTE Energy Co. ..........................        84,748     3,299,875
Du Pont (E.I.) de Nemours & Co. .........       612,463    29,589,619
Duke Power Co. ..........................       217,071    18,505,303
Dynegy, Inc. ............................       183,886    10,309,109
Eastman Chemical Co. ....................        45,083     2,197,796
Eastman Kodak Co. .......................       176,589     6,953,192
Eaton Corp. .............................        41,601     3,127,875
Ecolab, Inc. ............................        74,564     3,220,233
Edison International, Inc. ..............       193,515     3,023,672
El Paso Energy Corp. ....................       137,258     9,831,104
Electronic Data Systems Corp. ...........       274,654    15,861,268
Eli Lilly & Co. .........................       662,650    61,667,866
EMC Corp.* ..............................     1,284,952    85,449,308
Emerson Electric Co. ....................       250,822    19,767,909
Engelhard Corp. .........................        75,061     1,529,368
Enron Corp. .............................       439,171    36,506,089
Entergy Corp. ...........................       131,840     5,578,480
EOG Resources, Inc. .....................        69,748     3,814,344
Equifax, Inc. ...........................        79,452     2,279,279
Exelon Corp. ............................       187,605    13,171,747
Exxon Mobil Corp. .......................     2,042,015   177,527,679
Fannie Mae ..............................       592,433    51,393,563
Federated Department Stores, Inc.* ......       119,042     4,166,470
Fedex Corp.* ............................       184,734     7,381,971
Fifth Third Bancorp .....................       271,816    16,241,006
First Data Corp. ........................       231,991    12,223,026
First Union Corp. .......................       576,415    16,031,542
Firstar Corp. ...........................       559,243    13,002,400
FirstEnergy Corp. .......................       133,699     4,219,875
Fleet Boston Financial Corp. ............       532,325    19,995,458
Fluor Corp. New* ........................        45,690     1,510,626
FMC Corp.* ..............................        17,850     1,279,622
Ford Motor Co. ..........................     1,103,102    25,853,953
Forest Laboratories, Inc.* ..............        51,966     6,904,982
Fortune Brands, Inc. ....................        90,970     2,729,100
FPL Group, Inc. .........................       104,433     7,493,068
Franklin Resources, Inc. ................       143,054     5,450,357
Freddie Mac .............................       409,208    28,184,201
Freeport-McMoRan Copper & Gold, Inc. "B"*        87,223       746,847


    The accompanying notes are an integral part of the financial statements.

                                              Shares       Value ($)
--------------------------------------------------------------------------------

Gannett Co., Inc. .....................       154,823     9,763,525
Gap, Inc. .............................       498,998    12,724,449
Gateway Inc.* .........................       190,157     3,420,924
General Dynamics Corp. ................       117,444     9,160,632
General Electric Co. ..................     5,779,513   277,055,404
General Mills, Inc. ...................       165,932     7,394,345
General Motors Corp. ..................       332,877    16,955,922
Genuine Parts Co. .....................       106,494     2,788,812
Georgia-Pacific Corp. .................       133,253     4,147,500
Gillette Co. ..........................       618,677    22,349,707
Global Crossing Ltd.* .................       526,823     7,540,154
Golden West Financial Corp. ...........        92,927     6,272,572
Goodrich (B.F.) Co. ...................        62,187     2,262,052
Goodyear Tire & Rubber Co. ............        92,510     2,126,805
GPU, Inc. .............................        72,012     2,650,942
Great Lakes Chemical Corp. ............        29,475     1,096,102
Guidant Corp.* ........................       180,885     9,756,485
H & R Block, Inc. .....................        55,592     2,300,119
H.J. Heinz Co. ........................       203,680     9,662,070
Halliburton Co. .......................       261,752     9,488,510
Harcourt General, Inc. ................        42,946     2,456,511
Harley-Davidson, Inc. .................       178,266     7,086,073
Harrah's Entertainment, Inc.* .........        70,280     1,853,635
Hartford Financial Services Group, Inc.       132,937     9,388,676
Hasbro, Inc. ..........................       102,624     1,090,380
HCA Healthcare Co .....................       325,376    14,319,798
HEALTHSOUTH Corp.* ....................       228,969     3,735,057
Hercules, Inc. ........................        63,103     1,202,901
Hershey Foods Corp. ...................        79,897     5,143,369
Hewlett-Packard Co. ...................     1,161,350    36,655,109
Hilton Hotels Corp. ...................       221,866     2,329,593
Home Depot, Inc. ......................     1,359,996    62,134,817
Homestake Mining Co. ..................       154,475       646,864
Honeywell International, Inc. .........       522,870    24,738,287
Household International, Inc. .........       277,785    15,278,175
Humana, Inc.* .........................        98,516     1,502,369
Huntington Bancshares, Inc. ...........       148,874     2,409,898
Illinois Tool Works, Inc. .............       179,572    10,695,757
IMS Health, Inc. ......................       172,449     4,656,123
Inco, Ltd.* ...........................       105,457     1,767,459


    The accompanying notes are an integral part of the financial statements.

                                              Shares       Value ($)
--------------------------------------------------------------------------------

Ingersoll-Rand Co. .....................        94,665     3,964,097
Intel Corp. ............................     3,952,051   118,808,533
International Business Machines Corp. ..     1,030,269    87,572,865
International Flavors & Fragrances, Inc.        57,647     1,170,955
International Paper Co. ................       283,684    11,577,853
Interpublic Group of Cos., Inc. ........       180,686     7,690,448
Intuit, Inc.* ..........................       121,030     4,773,121
ITT Industries .........................        49,887     1,933,121
J.C. Penney Co., Inc. ..................       155,326     1,689,170
JDS Uniphase Corp.* ....................       564,682    23,540,181
Jefferson-Pilot Corp. ..................        61,084     4,566,029
Johnson & Johnson ......................       816,358    85,768,612
Johnson Controls, Inc. .................        51,185     2,661,620
J.P. Morgan Chase & Co. ................       770,192    34,995,599
Kaufman & Broad Home Corp.* ............        25,149       847,207
Kellogg Co. ............................       238,236     6,253,695
Kerr-McGee Corp. .......................        56,301     3,768,648
KeyCorp ................................       251,220     7,034,160
Keyspan Corp. ..........................        74,465     3,155,454
Kimberly Clark Corp. ...................       314,094    22,203,305
Kinder Morgan, Inc. ....................        67,183     3,506,113
King Pharmaceuticals, Inc.* ............        99,200     5,127,400
KLA/Tencor Corp.* ......................       109,246     3,680,225
Kmart Corp.* ...........................       285,103     1,514,610
Knight-Ridder, Inc. ....................        43,060     2,449,037
Kohls Corp.* ...........................       195,018    11,896,098
Kroger Co.* ............................       483,836    13,093,812
Leggett & Platt, Inc. ..................       116,904     2,213,870
Lehman Brothers, Inc. ..................       140,093     9,473,789
Lexmark International Group, Inc. "A"* .        74,764     3,312,980
Limited, Inc. ..........................       249,864     4,263,305
Lincoln National Corp. .................       112,485     5,321,947
Linear Technology Corp. ................       184,985     8,555,556
Liz Claiborne, Inc. ....................        30,694     1,277,638
Lockheed Martin Corp. ..................       255,441     8,672,222
Loews Corp. ............................        58,268     6,034,380
Longs Drug Stores, Inc. ................        21,976       530,171
Louisiana-Pacific Corp. ................        61,882       626,555
Lowe's Cos., Inc. ......................       224,866    10,006,537
LSI Logic Corp.* .......................       184,800     3,158,232


    The accompanying notes are an integral part of the financial statements.

                                               Shares       Value ($)
--------------------------------------------------------------------------------

Lucent Technologies, Inc. ...............     1,963,560    26,508,060
Manor Care, Inc.* .......................        60,732     1,252,598
Marriott International ..................       144,601     6,109,392
Marsh & McLennan Cos., Inc. .............       162,115    18,967,455
Masco Corp. .............................       262,079     6,732,154
Massey Energy Co. .......................         6,853        87,376
Mattel, Inc. ............................       251,603     3,633,147
Maxim Integrated Products, Inc.* ........       166,889     7,979,380
May Department Stores Co. ...............       175,391     5,744,055
Maytag Corp. ............................        45,834     1,481,011
MBIA, Inc. ..............................        58,352     4,325,342
MBNA Corp. ..............................       502,203    18,550,123
McDermott International, Inc. ...........        36,869       396,342
McDonald's Corp. ........................       771,588    26,233,992
McGraw-Hill, Inc. .......................       114,778     6,728,860
McKesson HBOC, Inc. .....................       168,476     6,046,604
Mead Corp. ..............................        60,240     1,890,030
MedImmune Inc.* .........................       124,855     5,954,023
Medtronic, Inc. .........................       705,623    42,601,989
Mellon Financial Corp. ..................       287,214    14,127,339
Merck & Co., Inc. .......................     1,354,817   126,844,742
Mercury Interactive Corp.* ..............        47,548     4,291,207
Meredith Corp. ..........................        29,344       944,510
Merrill Lynch & Co., Inc. ...............       475,720    32,438,158
Metlife, Inc. ...........................       448,970    15,713,950
MGIC Investment Corp. ...................        63,270     4,266,771
Micron Technology, Inc.* ................       333,181    11,827,926
Microsoft Corp.* ........................     3,131,366   135,823,000
Millipore Corp. .........................        26,992     1,700,496
Minnesota Mining & Manufacturing Co. ....       231,606    27,908,523
Molex, Inc. .............................       114,834     4,076,607
Moody's Corp. ...........................        95,409     2,450,819
Morgan Stanley Dean Witter Discover & Co.       658,115    52,155,614
Morgan, (J.P.) & Co., Inc. ..............        94,170    15,585,135
Motorola, Inc. ..........................     1,284,390    26,008,898
Nabors Industries, Inc.* ................        87,552     5,178,701
National City Corp. .....................       358,328    10,301,930
National Semiconductor Corp.* ...........       104,825     2,109,603
National Service Industries, Inc. .......        24,156       620,507
Navistar International Corp.* ...........        34,204       895,717


    The accompanying notes are an integral part of the financial statements.

                                       Shares       Value ($)
--------------------------------------------------------------------------------

NCR Corp.* .....................        56,667     2,783,766
Network Appliance, Inc.* .......       185,590    11,921,258
New York Times Co. "A" .........        95,480     3,825,168
Newell Rubbermaid, Inc. ........       156,704     3,565,016
Newmont Mining Corp. ...........        98,728     1,684,547
Nextel Communications, Inc. "A"*       447,355    11,072,036
Niagara Mohawk Power Corp.* ....        95,199     1,588,633
NICOR, Inc. ....................        26,865     1,160,232
Nike, Inc. .....................       162,870     9,090,182
NiSource, Inc. .................       119,812     3,684,219
NiSource-- Sail* ...............        27,312        75,108
Nordstrom, Inc. ................        75,736     1,377,449
Norfolk Southern Corp. .........       226,723     3,018,250
Nortel Networks Corp. ..........     1,820,069    58,355,962
Northern Trust Corp. ...........       130,640    10,655,325
Northrop Grumman Corp. .........        42,893     3,560,119
Novell, Inc.* ..................       192,956     1,006,989
Novellus Systems, Inc.* ........        77,200     2,774,375
Nucor Corp. ....................        45,703     1,813,838
Occidental Petroleum Corp. .....       219,356     5,319,383
Office Depot, Inc.* ............       174,951     1,246,526
Old Kent Financial Corp. .......        81,975     3,586,406
Omnicom Group, Inc. ............       103,932     8,613,365
Oneok, Inc. ....................        17,204       827,943
Oracle Corp.* ..................     3,286,965    95,527,420
Paccar, Inc. ...................        45,091     2,220,732
Pactiv Corp.* ..................        96,029     1,188,359
Pall Corp. .....................        74,829     1,594,793
Palm, Inc. .....................       332,494     9,413,736
Parametric Technology Corp.* ...       159,981     2,149,745
Parker-Hannifin Corp. ..........        64,906     2,863,977
Paychex, Inc. ..................       218,595    10,629,182
People's Energy Corp. ..........        20,818       931,606
Peoplesoft, Inc.* ..............       166,411     6,188,409
PepsiCo, Inc. ..................       847,758    42,017,006
Perkin Elmer, Inc. .............        29,484     3,095,820
Pfizer, Inc. ...................     3,706,181   170,484,326
PG&E Corp. .....................       229,063     4,581,260
Pharmacia Corp. ................       758,316    46,257,276
Phelps Dodge Corp. .............        46,189     2,577,924


    The accompanying notes are an integral part of the financial statements.

                                              Shares       Value ($)
--------------------------------------------------------------------------------

Philip Morris Cos .......................    1,360,155   59,846,820
Phillips Petroleum Co. ..................      151,015    8,588,978
Pinnacle West Capital Corp. .............       50,342    2,397,538
Pitney Bowes, Inc. ......................      148,259    4,911,079
Placer Dome, Inc. .......................      192,308    1,850,965
PNC Bank Corp. ..........................      170,149   12,431,511
Potlatch Corp. ..........................       16,916      567,743
Power-One, Inc.* ........................       43,814    1,722,438
PPG Industries, Inc. ....................       99,099    4,589,522
PPL Corp. ...............................       85,880    3,880,703
Praxair, Inc. ...........................       93,181    4,134,907
Procter & Gamble Co. ....................      765,668   60,057,084
Progress Energy, Inc. ...................      173,323    8,525,325
Progressive Corporation of Ohio .........       43,565    4,514,423
Providian Financial Corp. ...............      169,258    9,732,335
Public Service Enterprise Group .........      126,702    6,160,885
Pulte Corp. .............................       22,799      961,833
QLogic Corp.* ...........................       53,734    4,137,518
Quaker Oats Co. .........................       77,014    7,499,238
Qualcomm, Inc.* .........................      439,454   36,117,626
Quintiles Transnational Corp.* ..........       67,736    1,418,223
Qwest Communications International, Inc.*      975,445   39,993,245
R.R. Donnelley & Sons Co. ...............       71,677    1,935,279
Radioshack Corp. ........................      109,136    4,672,385
Ralston Purina Group ....................      180,389    4,712,663
Raytheon Co. "B" ........................      202,334    6,285,000
Reebok International Ltd.* ..............       29,136      796,578
Regions Financial Corp. .................      130,718    3,570,235
Reliant Energy ..........................      173,978    7,535,422
Robert Half International, Inc.* ........      104,297    2,763,871
Rockwell International Corp. ............      107,728    5,130,546
Rohm & Haas Co. .........................      128,624    4,670,659
Rowan Cos., Inc.* .......................       55,973    1,511,271
Royal Dutch Petroleum Co. ...............    1,260,202   76,320,984
Ryder Systems, Inc. .....................       35,146      584,302
Sabre Group Holdings, Inc. ..............       75,988    3,276,983
Safeco Corp. ............................       76,148    2,503,366
Safeway, Inc.* ..........................      294,480   18,405,000
Sanmina Corp.* ..........................       89,385    6,849,126
Sapient Corp.* ..........................       71,416      852,529

    The accompanying notes are an integral part of the financial statements.

                                              Shares       Value ($)
--------------------------------------------------------------------------------

Sara Lee Corp. ..........................      472,387   11,603,006
SBC Communications, Inc. ................    1,990,152   95,029,758
Schering-Plough Corp. ...................      859,611   48,782,924
Schlumberger Ltd. .......................      337,099   26,946,851
Scientific-Atlanta, Inc. ................       95,013    3,093,861
Sealed Air Corp.* .......................       49,107    1,497,764
Sears, Roebuck & Co. ....................      196,698    6,835,256
Sempra Energy ...........................      121,188    2,817,621
Sherwin-Williams Co. ....................       94,318    2,481,742
Siebel Systems, Inc.* ...................      252,236   17,057,460
Sigma Aldrich Corp. .....................       45,353    1,782,940
Snap-On Tools Corp. .....................       35,103      978,496
Solectron Corp.* ........................      362,194   12,278,377
Southern Co. ............................      385,195   12,807,734
Southtrust Corp. ........................       99,581    4,051,702
Southwest Airlines Co. ..................      296,073    9,927,328
Sprint Corp. ............................      524,905   10,662,133
Sprint PCS* .............................      547,512   11,189,777
St. Jude Medical, Inc.* .................       50,034    3,073,964
St. Paul Cos., Inc. .....................      128,599    6,984,533
Stanley Works ...........................       54,508    1,699,968
Staples, Inc.* ..........................      266,640    3,149,685
Starbucks Corp.* ........................      110,967    4,910,290
Starwood Hotels & Resorts Worldwide, Inc.       91,831    3,237,043
State Street Corp. ......................       95,032   11,803,925
Stilwell Financial, Inc. ................      130,608    5,150,853
Stryker Corp. ...........................      114,999    5,817,799
Summit Bancorp ..........................      103,247    3,942,745
Sun Microsystems, Inc.* .................    1,891,074   52,713,688
Sunoco, Inc. ............................       49,887    1,680,568
Suntrust Banks, Inc. ....................      174,482   10,992,366
SuperValu, Inc. .........................       77,679    1,077,796
Symbol Technologies, Inc. ...............       86,145    3,101,220
Synovus Financial Corp. .................      168,147    4,529,460
Sysco Corp. .............................      392,519   11,775,570
T. Rowe Price Associates, Inc. ..........       71,197    3,009,186
Target Corp. ............................      526,535   16,980,754
Tektronix, Inc. .........................       56,570    1,905,702
Tellabs, Inc.* ..........................      241,717   13,657,011
Temple Inland, Inc. .....................       29,521    1,583,064




    The accompanying notes are an integral part of the financial statements.

                                     Shares       Value ($)
--------------------------------------------------------------------------------

Tenet Healthcare Corp. .........      187,026    8,310,968
Teradyne, Inc.* ................      103,441    3,853,177
Texaco, Inc. ...................      323,108   20,073,085
Texas Instruments, Inc. ........    1,015,873   48,126,983
Textron, Inc. ..................       84,989    3,951,989
Thermo Electron Corp.* .........      103,588    3,081,743
Thomas & Betts Corp. ...........       34,021      550,715
Tiffany & Co. ..................       85,647    2,708,586
Time Warner, Inc. ..............      779,581   40,725,311
Timken Co. .....................       42,879      648,545
TJX Cos., Inc. .................      165,166    4,583,357
Torchmark Corp. ................       74,146    2,849,987
Tosco Corp. ....................       84,963    2,883,432
Toys `R' Us, Inc.* .............      119,829    1,999,646
Transocean Sedco ...............      125,151    5,756,946
Tribune Co. ....................      177,504    7,499,544
Tricon Global Restaurants, Inc.*       87,467    2,886,411
TRW, Inc. ......................       73,451    2,846,226
Tupperware Corp. ...............       34,114      697,205
TXU Corp. ......................      152,464    6,756,061
Tyco International Ltd. ........    1,029,336   57,128,148
US Bancorp .....................      443,351   12,940,307
Unilever NV ....................      335,688   21,127,364
Union Carbide Corp. ............       79,360    4,270,560
Union Pacific Corp. ............      144,274    7,321,906
Union Planters Corp. ...........       80,027    2,860,965
Unisys Corp.* ..................      183,914    2,689,742
United Technologies Corp. ......      276,666   21,752,864
UnitedHealth Group, Inc. .......      187,264   11,493,328
Unocal Corp. ...................      144,321    5,583,419
UnumProvident Corp. ............      141,449    3,801,442
US Airways Group, Inc.* ........       39,793    1,614,104
USA Education, Inc. ............       94,454    6,422,872
UST, Inc. ......................       95,590    2,682,494
USX-- US Steel Group ...........       52,092      937,656
USX Marathon Group .............      182,309    5,059,075
V.F. Corp. .....................       66,715    2,417,752
VERITAS Software Corp.* ........      228,957   20,033,738
Verizon Communications, Inc. ...    1,587,244   79,560,606
Viacom, Inc. "B"* ..............      890,916   41,650,323


    The accompanying notes are an integral part of the financial statements.

                                                  Shares       Value ($)
--------------------------------------------------------------------------------

 Visteon Corp. ..........................          78,722         905,303
 Vitesse Semiconductor Corp.* ...........         105,469       5,833,754
 Vulcan Materials Co. ...................          59,334       2,840,615
 W.W. Grainger, Inc. ....................          55,204       2,014,946
 Wachovia Corp. .........................         120,064       6,978,720
 Wal-Mart Stores, Inc. ..................       2,623,277     139,361,591
 Walgreen Co. ...........................         594,866      24,872,835
 Walt Disney Co. ........................       1,228,147      35,539,504
 Washington Mutual, Inc. ................         316,704      16,805,106
 Waste Management, Inc. .................         365,058      10,130,360
 Watson Pharmaceuticals* ................          61,489       3,147,468
 Wellpoint Health Networks, Inc.* .......          37,092       4,274,853
 Wells Fargo Co. ........................       1,004,256      55,924,506
 Wendy's International, Inc. ............          68,128       1,788,360
 Westvaco Corp. .........................          59,798       1,745,354
 Weyerhaeuser Co. .......................         129,507       6,572,480
 Whirlpool Corp. ........................          43,267       2,063,295
 Willamette Industries, Inc. ............          64,695       3,036,622
 Williams Cos., Inc. ....................         260,077      10,386,825
 Winn Dixie Stores, Inc. ................          82,785       1,603,959
 Wm. Wrigley Jr. Co. ....................          66,250       6,347,578
 Worldcom, Inc.* ........................       1,698,938      23,785,132
 Worthington Industries, Inc. ...........          50,329         405,778
 Xcel Energy, Inc. ......................         201,376       5,852,490
 Xerox Corp. ............................         392,878       1,817,061
 Xilinx, Inc.* ..........................         193,594       8,929,523
 Yahoo!, Inc.* ..........................         326,198       9,842,005

Total Common Stocks (Cost $5,616,464,747)                   6,907,220,262


                                                   Principal
                                                   Amount ($)     Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Short-Term Instruments 1.6%
--------------------------------------------------------------------------------

 Mutual Fund 1.5%
 Cash Management Fund Institutional ............   106,429,032   106,429,032
 U.S. Treasury Bills 0.1%
 5.6%, 3/8/2001 (a) ............................     7,875,000     7,791,330

--------------------------------------------------------------------------------
Total Short-Term Instruments (Cost $114,220,362)                 114,220,362
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                  % of
                                                 Net Assets
--------------------------------------------------------------------------------

 Total Portfolio (Cost $5,730,685,109) ........     99.0%      7,021,440,624
 Other Assets and Liabilities, Net ............      1.0%         67,310,524

--------------------------------------------------------------------------------
Net Assets                                         100.0%      7,088,751,148
--------------------------------------------------------------------------------

*        Non-income producing security.

(a)      Held as collateral for futures contracts.










    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

Equity 500 Index Portfolio

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 2000
--------------------------------------------------------------------------------

Assets
---------------------------------------------------------------------------------------------
Investments in unaffiliated issuers, at value (cost $5,624,256,077) ........   $6,915,011,592
Investments in affiliated investment companies, at value (cost $106,429,032)      106,429,032
                                                                              ---------------
Total investments, at value ................................................    7,021,440,624
Dividends and interest receivable ..........................................        6,541,822
Receivable for shares of beneficial interest subscribed ....................        1,438,765
Receivable for securities sold .............................................       76,097,690
Prepaid expenses and other .................................................           78,321
                                                                              ---------------
Total assets ...............................................................    7,105,597,222

Liabilities
---------------------------------------------------------------------------------------------
Due to Bankers Trust .......................................................          271,879
Payable for securities purchased ...........................................       13,119,484
Payable for shares of beneficial interest redeemed .........................          859,732
Variation margin payable on futures contracts ..............................        2,561,849
Accrued expenses and other .................................................           33,130
                                                                              ---------------
Total liabilities ..........................................................       16,846,074
---------------------------------------------------------------------------------------------
Net assets, at value                                                           $7,088,751,148
---------------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------------
Net assets consist of:
Paid-in capital ............................................................    5,799,178,530
Net unrealized appreciation (depreciation) on investments and
   futures transactions ....................................................    1,289,572,618
---------------------------------------------------------------------------------------------
Net assets, at value                                                           $7,088,751,148
---------------------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

Equity 500 Index Portfolio

--------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 2000
--------------------------------------------------------------------------------

Investment Income
------------------------------------------------------------------------------------
Dividends from unaffiliated issuers (net of foreign taxes withheld
   of $390,847) ..................................................   $    84,296,073
Dividends from affiliated investment companies ...................         8,169,709
Interest .........................................................           677,103
                                                                     ---------------
Total investment income ..........................................        93,142,885
                                                                     ---------------
Expenses:
Advisory fees ....................................................         4,136,851
Administration and services fees .................................           100,992
Professional fees ................................................            75,549
Trustees' fees ...................................................             4,914
Miscellaneous ....................................................            40,126
                                                                     ---------------
Total expenses ...................................................         4,358,432
------------------------------------------------------------------------------------
Net investment income                                                     88,784,453
------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments and
Futures Contracts
------------------------------------------------------------------------------------
Net realized gain (loss) from investments ........................     1,116,034,962
Net realized gain (loss) from futures transactions ...............       (24,009,643)
Net change in unrealized appreciation (depreciation) on
   investments and future contracts ..............................    (1,858,819,425)
                                                                     ---------------
-------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and futures
   contracts                                                            (766,794,106)
-------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                $  (678,009,653)
-------------------------------------------------------------------------------------




    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets

--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                         Years Ended December 31,
                                                          2000             1999
-------------------------------------------------------------------------------------
Operations:
Net investment income ............................   $    88,784,453    $    92,907,589
Net realized gain (loss) from investments and
   futures transactions ..........................     1,092,025,319        (26,748,772)
Net change in unrealized appreciation
   (depreciation) on investments and futures
   contracts .....................................    (1,858,819,425)     1,245,281,501
                                                    ---------------- ------------------
Net increase (decrease) in net assets resulting
   from operations ...............................      (678,009,653)     1,311,440,318
                                                    ---------------- ------------------
Capital Transactions:
Proceeds from capital invested ...................     4,604,825,079      4,399,103,297
Value of capital withdrawn .......................    (5,003,161,160)    (2,745,951,143)
                                                    ---------------- ------------------
Net increase (decrease) in net assets from capital
   transactions ..................................      (398,336,081)     1,653,152,154
                                                    ---------------- ------------------
Total increase (decrease) in net assets ..........    (1,076,345,734)     2,964,592,472
Net assets at beginning of period ................     8,165,096,882      5,200,504,410
Net assets at end of period ......................   $ 7,088,751,148    $ 8,165,096,882



    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

Equity 500 Index Portfolio

Contained below are selected supplemental data and ratios to average net assets for the periods indicated for the Equity 500 Index Portfolio.

------------------------------------------------------------------------------------------
Years Ended December 31,           2000      1999         1998        1997       1996
------------------------------------------------------------------------------------------

Supplemental Data and Ratios
------------------------------------------------------------------------------------------
Net assets, end of period
(000s omitted)                  $7,088,751  $8,165,097  $5,200,504  $2,803,086  $1,925,224
------------------------------------------------------------------------------------------
Ratio to average daily
net assets:
------------------------------------------------------------------------------------------
Net investment income (%)         1.18        1.35         1.50        1.76       2.20
------------------------------------------------------------------------------------------
Expenses before waivers (%)        .06         .08          .10         .15        .15
------------------------------------------------------------------------------------------
Expenses after waivers (%)         .06(a)      .08          .08(b)      .08        .10
------------------------------------------------------------------------------------------
Portfolio turnover rate (%)         28          13            4          19         15
------------------------------------------------------------------------------------------

(a) Effective March 15, 2000, Bankers Trust contractually agreed to limit the annual operating expenses for the portfolio to 0.05% of the portfolio's average daily net assets.

(b) Effective May 6, 1998, Bankers Trust contractually agreed to limit its fees from the portfolio only to the extent of the lesser of 0.005% or the amount that brings the total annual operating expenses as a percentage up to 0.08% of the portfolio's average daily net assets.

Notes to Financial Statements
--------------------------------------------------------------------------------

Equity 500 Index Portfolio

Note 1 -- Organization and Significant Accounting Policies

A. Organization

The Equity 500 Index Portfolio (the "Portfolio"), is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Portfolio was organized on December 11, 1991 as an unincorporated trust under the laws of New York and began operations on December 31, 1992. The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolio.

B. Valuation of Securities

The Portfolio's investments listed or traded on national stock exchanges or other domestic or foreign exchanges are valued based on the closing price of the securities traded on that exchange prior to the time when the Portfolio assets are valued. Short-term debt securities are valued at market value until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

C. Securities Transactions and Interest Income

Securities transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the securities transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. Futures Contracts

The Portfolio may enter into financial futures contracts, which are contracts to buy a standard quantity of securities at a specified price on a future date. The Portfolio is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying securities, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio until the contracts are closed. The Portfolio's investment in financial futures contracts is designed to closely replicate the benchmark index used by the Portfolio.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

E. Federal Income Taxes

The Portfolio is considered a Partnership under the Internal Revenue Code. Therefore, no federal income tax provision is required.

F. Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2 -- Fees and Transactions with Affiliates

The Portfolio has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"), an indirect wholly owned subsidiary of Deutsche Bank AG. The agreement provides for the Portfolio to pay Bankers Trust a fee, accrued daily and paid monthly, computed as a percentage of the average daily net assets of the Portfolio. Effective March 15, 2000, Bankers Trust agreed to limit the total amount of annual operating expenses of the Portfolio to .05% under the agreement. Effective March 15, 2000, the expense limitation was reduced from .08% to .05%.

The Portfolio may invest in Cash Management Fund Institutional (`Cash Management'), an open-end management investment company managed by Bankers Trust. Cash Management is offered as a cash management option to the Portfolio and other accounts managed by Bankers Trust. Distributions from Cash Management to the Portfolio for the year ended December 31, 2000 amounted to $8,169,709 and are included in dividend income.

At December 31, 2000, the Portfolio was a participant with other affiliated entities in a revolving credit facility in the amount of $200,000,000, which expires April 27, 2001. A commitment fee on the average daily amount of the available commitment is payable on a quarterly basis and apportioned among all participants based on net assets. No amounts were drawn down or outstanding for this fund under the credit facility for the year ended December 31, 2000.

Note 3-- Purchases and Sales of Investment Securities

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2000, were $2,066,955,668 and $2,375,941,540, respectively.

For federal income tax purposes, the tax basis of investments held at December 31, 2000 was $5,845,338,595.

The aggregate gross unrealized appreciation for all investments of December 31, 2000, was $1,886,423,953 and the aggregate gross unrealized depreciation for all investments was $710,321,924.

Note 4 -- Futures Contracts

A summary of obligations under these financial instruments at December 31, 2000 is as follows:

                                                                        Unrealized
Type of Future       Expiration   Contracts  Position    Value ($)   Depreciation ($)
-------------------------------------------------------------------------------------
S&P Index Futures   March 2001       437       Long     145,848,750    (1,182,897)

At December 31, 2000, the Portfolio segregated securities with a value of approximately $7,791,330 to cover margin requirements on open futures contracts.

Report of Independent Accountants
--------------------------------------------------------------------------------

                     To the Trustees and Holders of Beneficial Interest of the Equity 500 Index Portfolio:

                     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity 500 Index Portfolio (hereafter referred to as the "Portfolio") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                     PricewaterhouseCoopers LLP
                     Baltimore, Maryland
                     February 2, 2001

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series --              Scudder Value Fund
   Prime Reserve Shares                       Scudder Small Company Value Fund
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund            Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund            Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder High Yield Bond Fund                Scudder Gold Fund

Global Income                               Regional
  Scudder Global Bond Fund                    Scudder Greater Europe Growth Fund
  Scudder Emerging Markets Income Fund        Scudder Pacific Opportunities Fund
                                              Scudder Latin America Fund
Asset Allocation                              The Japan Fund, Inc.
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Moderate Portfolio        Industry Sector Funds
  Scudder Pathway Growth Portfolio            Scudder Health Care Fund
                                              Scudder Technology Innovation Fund
U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund




                                       51

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           www.scudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      The Scudder Funds
                   to      PO Box 219669
                           Kansas City, MO
                           64121-9669

                           For AARP Investment Program Shareholders:

                           AARP Investment Program from Scudder
                           PO Box 219735
                           Kansas City, MO
                           64121-9735

Notes
--------------------------------------------------------------------------------

About the Fund's Advisor

Zurich Scudder Investments, Inc., a leading global investment management firm, is a member of the Zurich Financial Services Group. Zurich Scudder Investments is one of the largest and most experienced investment management organizations in the world, managing more than USD 360 billion in assets for corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals worldwide. Headquartered in New York, Zurich Scudder Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies.

Headquartered in Zurich, Switzerland, Zurich Financial Services Group is one of the global leaders in the financial services industry, providing its customers with products and solutions in the area of financial protection and asset accumulation.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER
INVESTMENTS(SM)
[LOGO]


AARP Investment
Program from Scudder
PO Box 219735
Kansas City, MO 64121-9735
1-800-253-2277
aarp.scudder.com

Scudder Funds
PO Box 219669
Kansas City, MO 64121-9669
1-800-SCUDDER
www.scudder.com

A member of [LOGO] Zurich Scudder Investments